                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          The High Yield Income Fund, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                            PRUDENTIAL MUTUAL FUNDS
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292

                                                                August 23, 1996

Dear Shareholder:

  Enclosed is a proxy statement asking you to vote in favor of several proposals relating to the management and operation of your Fund.

  Meetings of your Fund and of other Funds within the Prudential Mutual Fund Complex are being held on October 30, 1996 to consider these proposals and to transact any other business that may properly come before the meetings. This proxy statement contains detailed information about each of the proposals relating to your Fund, and we recommend that you read it carefully. However, we have also attached some Questions and Answers that we hope will assist you in evaluating the proposals.

  You will receive a separate proxy statement and proxy card for each Fund that you own. If you hold shares in more than one of the Funds or you have more than one account holding Fund shares (e.g., an individual account and an IRA), you will receive multiple copies of this Proxy Statement and proxy cards for each of your Fund accounts. Please vote each proxy card you receive.

  Thank you for your attention to this matter and for your continuing investment in the Prudential Mutual Funds.

                                          Very truly yours,

                                          /s/ Richard A. Redeker
                                          Richard A. Redeker
                                          President
                                          Prudential Mutual Fund Management


 Proxy cards for your Fund are enclosed along with the proxy statement. Please vote your shares today by signing and returning the enclosed proxy card in the postage prepaid envelope provided. The Board of your Fund recommends that you vote "FOR" each of the nominees for Board Member and "FOR" each proposal.

                             QUESTIONS AND ANSWERS

Q: WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A: The purpose of this proxy is to ask you to vote on two primary issues:

  . to elect twelve Board members; and

  . to ratify the selection of your Fund's independent accountants for the current year.

Q: WHY ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A: An advisory group of independent directors of the Prudential Mutual Funds, including a number of the existing Board Members of the Funds (the Advisory Group), assisted by representatives of Prudential Mutual Fund Management, formed a corporate governance task force and considered issues relating to the management and governance of the Funds. The Advisory Group recommended to the Fund Boards, as part of an overall plan to coordinate and enhance the efficiency of the operation of the Funds, that the Prudential Mutual Funds should be restructured with fewer boards in the Complex. The Fund Boards adopted the recommendations of the Advisory Group and nominated twelve individuals drawn primarily from existing Boards. Eight of the individual Board nominees are independent of Prudential. Said differently, if the shareholders approve the proposal and the nominees are elected, more of the Prudential Mutual Funds would have identical Board compositions than presently is the case. The Boards believe that coordinated governance through this Board restructuring will benefit each of the Funds.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A: No. The management fees charged to the Fund will remain the same.

Q: WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' FEES?

A: It is anticipated that, on a fund by fund basis, Directors' fees in the aggregate will not be higher than they are currently.

Q: WHAT ARE MY BOARD'S RECOMMENDATIONS?

A: The Board of the Fund has recommended that you vote "FOR" the nominees for Board member and "FOR" each proposal.


 The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Enclosed you will find one proxy card relating to the Fund for which you are entitled to vote. Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided. If you sign, date and return a proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement and "FOR" all other proposals indicated on the card. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing in your proxy cards promptly. Unless your proxy card is signed by the appropriate persons as indicated in the instructions below, it will not be voted.


                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general rules for signing your proxy card may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                         VALID SIGNATURE
                    ------------                   ----------------------------
   Corporate Accounts
     (1) XYZ Corp. ..............................  XYZ Corp.
                                                   Jane L. Doe, Treasurer
     (2) XYZ Corp. ..............................  Jane L. Doe, Treasurer
     (3) XYZ Corp. c/o Jane L. Doe, Treasurer....  Jane L. Doe
     (4) XYZ Corp. Profit Sharing Plan...........  Jane L. Doe, Treasurer
   Partnership Accounts
     (1) The ABC Partnership.....................  Robert Fogg, Partner
     (2) Fogg and Hale, Limited Partnership......  Robert Fogg, General Partner
   Trust Accounts
     (1) ABC Trust Account.......................  William X. Smith, Trustee
     (2) Ron F. Anderson, Trustee u/t/d
      12/28/78...................................  Ron F. Anderson
   Custodial or Estate Accounts
     (1) Katherine T. John, Cust. F/b/o Albert T.
       John, Jr. UGMA/UTMA.......................  Katherine T. John
     (2) Estate of Katherine T. John.............  Albert T. John, Executor

                       THE HIGH YIELD INCOME FUND, INC.
                               ONE SEAPORT PLAZA
                             NEW YORK, N.Y. 10292

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               ----------------

To Our Shareholders:

  Notice is hereby given that the Annual Meeting of Shareholders (the Meeting) of The High Yield Income Fund, Inc. (the Fund), will be held at 9:00 A.M. on October 30, 1996, at 199 Water Street, New York, N.Y. 10292, for the following purposes:

    1. To elect twelve Directors.

    2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending August 31, 1996.

    3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

  Only shares of Common Stock of the Fund of record at the close of business on August 9, 1996 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

                                          S. Jane Rose
                                          Secretary

Dated: August 23, 1996


 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED, STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER
 SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                       THE HIGH YIELD INCOME FUND, INC.
                               ONE SEAPORT PLAZA
                              NEW YORK, NY 10292
                                (800) 451-6788

                               ----------------
                                PROXY STATEMENT

  This proxy statement is furnished by the Board of Directors of The High Yield Income Fund, Inc. (the Fund), in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders (the Meeting) of the Fund to be held at 9:00 A.M. on October 30, 1996, at One Seaport Plaza, 199 Water Street, New York, New York 10292, the Fund's principal executive office. The purposes of the Annual Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting.

  The Fund's most recent Annual Report has previously been sent to shareholders and may be obtained without charge by calling 1-800-451-6788 (toll free) or by writing to the Fund at One Seaport Plaza, New York, New York 10292.

  If the accompanying form of Proxy is properly executed and returned, shares represented by it will be voted at the Meeting, or any adjournments thereof, in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the nominees for Director and FOR the other proposals. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by execution of a subsequent Proxy or by attendance at the Meeting. If sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote for the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to disapprove the item, in which case such shares will be voted against the proposed adjournment. In the event that the Meeting is adjourned, the same procedures will apply at a later Meeting date.

  If a Proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the shares represented thereby, with respect to matters to be determined by a majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters.

  The close of business on August 9, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. As of August 9, 1996, the Fund had 11,074,968 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about August 27, 1996.

  As of August 9, 1996, management of the Fund does not know of any person or group who owned beneficially 5% or more of the Fund's outstanding shares, other than Cede & Co FAST, P.O. Box 20 Bowling Green Station, New York, NY 10274-0020 which held 8,908,558 (80.4%) outstanding shares of the Fund. To the knowledge of management, the executive officers and Directors of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund as of August 9, 1996.

  The expense of solicitation will be borne by the Fund and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to beneficial owners. The solicitation of proxies will be largely by mail. In addition, solicitation may include, without cost to the Fund, telephonic, telegraphic or oral communication by regular employees of Prudential Securities Incorporated (Prudential Securities).

  Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, serves as the Fund's Manager under a management agreement dated as of December 15, 1988 (the Management Agreement). Investment advisory services are provided to the Fund by PMF through its affiliate, The Prudential Investment Corporation (PIC or the Subadviser), Prudential Plaza, Newark, New Jersey 07102, under a Subadvisory Agreement dated December 15, 1988. Both PMF and PIC are indirect subsidiaries of The Prudential Insurance Company of America (Prudential) and are part of Prudential's Money Management Group. As of June 30, 1996, PMF served as the manager to 39 open-end investment companies, and as manager or administrator to 22 closed-end investment companies with aggregate assets of more than $52 billion. As part of a corporate restructuring, PMF intends to reorganize as a limited liability company on or before December 31, 1996. This reorganization will have no impact on the provision of services to the Funds. This reorganization will not result in a change of management or control within the meaning of the Investment Company Act of 1940 (Investment Company Act) and does not require Shareholder approval. The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                             ELECTION OF DIRECTORS
                               (PROPOSAL NO. 1)

  The Board of Directors has acted to expand its membership and has nominated the twelve individuals identified below for election to the Fund's Board of Directors at the Meeting. Under Proposal No. 1, shareholders of the Fund are being asked to vote for those nominees. The Fund's Articles of Incorporation provide that the Board of Directors will be divided into three classes of Directors, as nearly equal in number as possible. Each Director, after a transition period, serves for three years with one class being elected each year. Each year the term of office of one class will expire.

  Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office for their term of office or until their terms expire in accordance with the Fund's retirement policy. The Fund's retirement policy generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that there is a phase in period for Board Members who were 68 and older as of December 31, 1993. Under this phase-in-period, such Board Members will retire on or before December 31, 1999.

  The increase in the size of the Board and the nomination of these nominees to serve as the Board Members for the Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Fund and of certain other investment companies that are part of the Prudential Mutual Fund Complex. This plan was developed by an advisory group of current members of the Fund's Board of Directors and Directors/Trustees of other Prudential Mutual Funds who are not "interested persons" of the Prudential Mutual Funds (including the Fund), as defined in the Investment Company Act ("independent" Board Members), who, with the assistance of representatives of PMF, formed a corporate governance task force. The Advisory Group considered various matters related to the management and governance of the Funds and made recommendations to the Boards, including proposals concerning the number of mutual fund boards, the size and composition of such Boards, director/trustee fees, retirement policies and related matters. These proposals were adopted by the Fund's Board at a meeting in November 1995 and are summarized below. The Board acted in 1996 to establish the size of the Board at twelve. The nominees for independent Board memberships were selected by the Board. With the exception of the elections to Board membership, which are the subject of Proposal No. 1, no shareholder action is required with respect to the Advisory Group recommendations. If all of the Nominees are elected, the Fund will have seven more Board Members than it currently has. Notwithstanding this increase in the number of Board Members, it is anticipated that, on a fund by fund basis, Directors' fees in the aggregate will not be higher for the most part than they currently are. Board fees are reviewed periodically by the Fund's Board and may be changed in the future.

  The Fund's Board believes that coordinated governance through this Board restructuring will benefit the Fund. Despite some recent consolidations, the Prudential Mutual Fund Complex has grown substantially in size in the years since the current Board structures were created. This growth has been due to the creation of new Funds intended to serve a wide variety of investment needs. The Prudential Mutual Fund Complex currently includes over 70 portfolios of open-end and closed-end funds having a wide variety of investment objectives and policies with over 12 different board structures (clusters). The Advisory Group concluded that the Prudential Mutual Fund Complex would operate more efficiently and economically with fewer boards. The Advisory Group recommended that the number of Board clusters be reduced from the present level to four. The proposed Board cluster that includes the Fund Board would include municipal and domestic taxable bond funds. The other Board clusters would focus on other types of investments. The Fund's Board believes that the Fund will benefit from having Board Members focus on the issues relating to these types of funds and to investing in these types of securities. The Board believes that greater efficiencies would result through the holding of joint Board and shareholder meetings. Coordinated governance within the Prudential Mutual Fund Complex also will reduce the possibility that separate Boards might arrive at conflicting decisions regarding the operation and management of the Funds.

  The Fund's Board also believes that the Fund will benefit from the diversity and experience of the nominees that would comprise the restructured Board. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Board. Eight of the twelve nominees have no affiliation with PMF, Prudential Securities or Prudential and would be independent Board Members. Independent Board Members are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between the Fund and management. Currently, they also constitute the members of the Board's Audit Committee. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the Boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an independent Board Member for one or more funds within the Prudential Mutual Fund Complex and understands the operations of the complex.

  As recommended by the Advisory Group, the compensation paid to independent Board Members will change. The Advisory Group has recommended that, initially, under the new structure, each independent Board Member be paid annual fees in the aggregate of $45,000 for this cluster. There will be no additional compensation for serving on committees or for attending meetings. For the most part, on a fund by fund basis, Directors' and Trustees' fees in the aggregate will not be higher than they are currently. Board Members affiliated with PMF, Prudential Securities or Prudential will continue to receive no compensation from any fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. The annual Board fees per fund and per cluster are subject to the approval of the new Boards upon their election. Shareholders are not being asked to vote on these fees. Thereafter, annual Board fees may be reviewed periodically and changed by each fund's Board.

  The following table shows (i) the compensation paid by the Fund to each Board Member and nominee for the most recent fiscal year and (ii) the compensation paid by the Prudential Mutual Fund Complex to each Board Member and nominee for the calendar year ended December 31, 1995. "Interested" Board Members do not receive any compensation from the Funds.

                              COMPENSATION TABLE

                                                          TOTAL COMPENSATION
                                                            PAID TO BOARD
                                              AGGREGATE   MEMBERS FROM FUND
                                             COMPENSATION        AND
BOARD MEMBERS AND NOMINEES                    FROM FUND    FUND COMPLEX(2)
- -------------------------------------------------------------------------------
Beach, Edward D. ...........................       --          $183,500(22/43)+
Dorsey, Eugene C.**.........................   $10,000         $ 85,783(10/34)+
Gold, Delayne Dedrick.......................       --          $183,250(24/45)+
Gunia, Robert F.(1).........................       --          $    --
Jacobs, Jr., Harry A.(1)....................       --          $    --
Lennox, Donald D............................   $10,000         $ 86,250(10/22)+
Melzer, Mendel(1)...........................       --          $    --
Mooney, Thomas T............................       --          $125,625(14/19)+
O'Brien, Thomas H...........................       --          $ 44,000(6/24)+
Redeker, Richard A.(1)......................   $     0         $      0
Shirk, Stanley A.*..........................   $10,000         $ 79,000(10/19)+
Smith, Robin B.*/** ........................   $10,000         $100,741(10/19)+
Teeters, Nancy Hays.........................       --          $107,500(13/31)+
Weil, III, Louis A..........................       --          $ 93,750(11/16)+

- --------
 * Indicates Board Member who is not standing for reelection.
** All compensation from the Fund for the fiscal year ending August 31, 1996 represents deferred compensation. Aggregate compensation from the Fund and the Fund Complex for the calendar year ended December 31, 1995, including accrued interest, amounted to approximately $11,375 and $10,781, for the Fund for Mr. Dorsey and Ms. Smith.
 +Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
(1) Board members or nominees who are "interested", as defined in the Investment Company Act, do not receive compensation from the Funds.
(2)No fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

  The Board of Directors is currently comprised of 5 Directors--Messrs. Dorsey, Lennox, Redeker and Shirk and Ms. Smith.

  In connection with the Advisory Group recommendations for a restructuring of the Prudential Mutual Fund Boards, PMF offered to pay from its own resources a one-time retirement package to the independent Board Members. The purpose of the one-time retirement package was to reduce the overall number of Board Members in the Prudential Mutual Fund Complex. The retirement package would be equal to twice the current annual Board fees but not to exceed $75,000 per Director/Trustee plus $2,000 for every year of service in excess of ten years. Retirement would be effective in late 1996 or early 1997 after the Meeting. On a complex-wide basis, fourteen independent Board Members have accepted this offer and are not standing for re-election to any fund's Board. On a complex-wide basis, there were seventeen Board Members who are not affiliated with PMF or Prudential Securities standing for re-election to one or more of the four Board clusters.

  Each Director who is not an affiliated person of PMF or PIC currently receives $10,000 as an annual Director's fee, plus expenses. For the fiscal year ending August 31, 1996 Directors' fees and expenses amounted to $40,000 and $85, respectively. Board Members may elect to receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Board Member's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Board Member. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  It is the intention of the persons named in the accompanying form of proxy to vote for the election of Edward D. Beach, Eugene C. Dorsey, Delayne Dedrick Gold, Robert F. Gunia, Harry A. Jacobs, Jr., Donald D. Lennox, Mendel Melzer, Thomas T. Mooney, Thomas H. O'Brien, Richard A. Redeker, Nancy Hays Teeters and Louis A. Weil, III. Each of the nominees has consented to be named in this proxy statement and to serve as a Director if elected. Messrs. Dorsey, Lennox and Redeker are currently Directors. Messrs. Dorsey and Lennox have served as Directors since September 30, 1987. Mr. Redeker was elected to serve as a Director on October 19, 1993. Messrs. Beach, Gunia, Jacobs, Melzer, Mooney, O'Brien, Weil and Mms. Gold and Teeters were each nominated as a Director in 1996. Mr. Shirk and Ms. Smith are not standing for reelection.

  As prescribed in the Fund's Articles of Incorporation, the Directors have been divided into three classes and their terms of office fixed as follows:
Class I: Messrs. Lennox, Melzer and Weil and Ms. Teeters--whose term expires in 1997; Class II: Messrs. Gunia, Jacobs and Mooney and Ms. Gold--whose term expires in 1998; and Class III: Messrs. Beach, Dorsey, O'Brien and Redeker-- whose term expires in 1999.

  The following table sets forth certain information concerning each of the nominees and each Director of the Fund standing for reelection.

                 INFORMATION REGARDING DIRECTORS AND NOMINEES

                                                                          SHARES OF COMMON
            NAME, AGE, BUSINESS EXPERIENCE DURING               POSITION   STOCK OWNED AT
         THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS            WITH FUND  AUGUST 9, 1996
         -------------------------------------------            --------- ----------------
               CLASS I (TERM EXPIRING IN 1997)
Donald D. Lennox (77), Chairman (since February 1990) and       Director          0
Director (since April 1989) of International Imaging
Materials, Inc. (thermal transfer ribbon manufacturer);
Retired Chairman, Chief Executive Officer and Director of
Schlegel Corporation (industrial manufacturing) (March 1987-
February 1989); Director of Gleason Corporation, Personal
Sound Technologies, Inc., The Global Government Plus Fund,
Inc., Prudential Global Genesis Fund, Inc., Prudential
Institutional Liquidity Portfolio, Inc. Prudential Multi-
Sector Fund, Inc. and Prudential Natural Resources Fund, Inc.,
Trustee of Prudential Allocation Fund, Prudential Equity
Income Fund, Prudential Municipal Bond Fund and The Target
Portfolio Trust.

*Mendel A. Melzer (35), Chief Financial Officer (since           Nominee          0
November 1995) of the Money Management Group of Prudential;        for
formerly Senior Vice President and Chief Financial Officer of   Director
Prudential Preferred Financial Services (April 1993-November
1995); Managing Director of Prudential Investment Advisors
(April 1991-April 1993); Senior Vice President of Prudential
Capital Corporation (July 1989-April 1991); Chairman and
Director of Prudential Series Fund, Inc.

- --------
 * Is or will be an "interested" Director, as defined in the Investment Company Act, by reason of his affiliation with PMF, Prudential Securities or Prudential.

                                                                               SHARES OF COMMON
            NAME, AGE, BUSINESS EXPERIENCE DURING                  POSITION     STOCK OWNED AT
         THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS              WITH FUND     AUGUST 9, 1996
         -------------------------------------------              ---------    ----------------
Louis A. Weil, III (55), President and Chief Executive Officer     Nominee             0
(since January 1996) and Director (since September 1991) of          for
Central Newspapers, Inc.; Chairman of the Board (since January     Director
1996), Publisher and Chief Executive Officer (August 1991-
December 1995) of Phoenix Newspapers, Inc.; formerly Publisher of Time Magazine (May 1989-March 1991); formerly President,
Publisher & CEO of The Detroit News (February 1986-August
1989); formerly member of the Advisory Board, Chase Manhattan
Bank-Westchester; Director of The Global Government Plus Fund,
Inc., Prudential Global Genesis Fund, Inc., Prudential High
Yield Fund, Inc., Prudential Multi-Sector Fund, Inc.,
Prudential National Municipals Fund, Inc., Prudential Natural
Resources Fund, Inc., Prudential Small Companies Fund, Inc.
and Prudential Tax-Free Money Fund, Inc. Trustee of Prudential
Allocation Fund, Prudential Distressed Securities Fund, Inc,
Prudential Equity Income Fund, Prudential Government
Securities Trust and Prudential Municipal Bond Fund.

Nancy H. Teeters (66), Economist; formerly Vice President and      Nominee             0
Chief Economist (March 1986-June 1990) of International              for
Business Machines Corporation; Director of Inland Steel            Director
Corporation (since July 1991), First Financial Fund, Inc., The
Global Total Return Fund, Inc., Global Utility Fund, Inc.,
Prudential Equity Fund, Inc., Prudential MoneyMart Assets,
Inc., Prudential Mortgage Income Fund, Inc. and Prudential
Special Money Market Fund, Inc.; Trustee of The BlackRock
Government Income Trust, Command Government Fund, Command
Money Fund, Command Tax-Free Fund, Prudential California
Municipal Fund and Prudential Municipal Series Fund.

               CLASS II (TERM EXPIRING IN 1998)

*Robert F. Gunia (49), Director, Chief Administrative Officer,  Vice President         0
Executive Vice President, Treasurer and Chief Financial          and Nominee
Officer of PMF; Comptroller of the Money Management Group of     for Director
Prudential (since 1996); Senior Vice President of Prudential
Securities; Executive Vice President, Chief Financial Officer,
Treasurer and Director (since March 1991) of Prudential Mutual
Fund Distributors, Inc., Director of Prudential Mutual Fund
Services, Inc.; Vice President and Director of The Asia
Pacific Fund, Inc. and Nicholas-Applegate Fund, Inc.

- --------
 * Is or will be an "interested" Director, as defined in the Investment Company Act, by reason of his affiliation with PMF, Prudential Securities or Prudential.

                                                                             SHARES OF COMMON
            NAME, AGE, BUSINESS EXPERIENCE DURING                 POSITION    STOCK OWNED AT
         THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS             WITH FUND    AUGUST 9, 1996
         -------------------------------------------            ------------ ----------------
Delayne Dedrick Gold (58), Marketing and Management               Nominee            0
Consultant; Director of Prudential Distressed Securities Fund,  for Director
Inc., Prudential Equity Fund, Inc., Prudential Global Limited
Maturity Fund, Inc., Prudential Government Income Fund, Inc.,
Prudential High Yield Fund, Inc., Prudential MoneyMart Assets,
Inc., Prudential Mortgage Income Fund, Inc., Prudential
National Municipals Fund, Inc., Prudential Pacific Growth
Fund, Inc., Prudential Small Companies Fund, Inc., Prudential
Special Money Market Fund, Inc., Prudential Structured
Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc.,
Prudential Utility Fund, Inc. and Prudential World Fund, Inc.;
Trustee of The BlackRock Government Income Trust, Command
Government Fund, Command Money Fund, Command Tax-Free Fund,
Prudential California Municipal Fund, Prudential Government
Securities Trust and Prudential Municipal Series Fund.

* Harry A. Jacobs, Jr. (75), Senior Director (since January       Nominee            0
1986) of Prudential Securities; formerly Interim Chairman and   for Director
Chief Executive Officer of PMF (June-September 1993); formerly
Chairman of the Board of Prudential Securities (1982-1985) and
Chairman of the Board and Chief Executive Officer of Bache
Group Inc. (1977-1982); Director of The First Australia Fund,
Inc., The First Australia Prime Income Fund, Inc., Prudential
Equity Fund, Inc., Prudential Global Limited Maturity Fund,
Inc., Prudential Government Income Fund, Inc., Prudential High
Yield Fund, Inc., Prudential MoneyMart Assets, Inc.,
Prudential Mortgage Income Fund, Inc., Prudential National
Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc.,
Prudential Small Companies Fund, Inc., Prudential Special
Money Market Fund, Inc., Prudential Structured Maturity Fund,
Inc., Prudential Utility Fund, Inc. and Prudential World Fund,
Inc.; Trustee of the Trudeau Institute, Command Money Fund,
Command Government Fund, Command Tax-Free Fund, Prudential
California Municipal Fund, and Prudential Municipal Series
Fund.

Thomas T. Mooney (54), President of the Greater Rochester         Nominee            0
Metro Chamber of Commerce; former Rochester City Manager;       for Director
Trustee of Center for Governmental Research, Inc; Director of
Blue Cross of Rochester, The Business Council of New York
State, Monroe County Water Authority, Rochester Jobs, Inc.,
Executive Service Corps of Rochester, Monroe County Industrial
Development Corporation, Northeast Midwest Institute, First
Financial Fund, Inc., The Global Government Plus Fund, Inc.,
The Global Total Return Fund, Inc., Global Utility Fund, Inc.,
The High Yield Plus Fund, Inc., Prudential Distressed
Securities Fund, Inc., Prudential Equity Fund, Inc.,
Prudential Global Genesis Fund, Inc., Prudential Government
Income Fund, Inc., Prudential Mortgage Income Fund, Inc.,
Prudential Multi-Sector Fund, Inc. and Prudential Natural
Resources Fund, Inc.; Trustee of Prudential Allocation Fund,
Prudential California Municipal Fund, Prudential Equity Income
Fund, Prudential Municipal Bond Fund and Prudential Municipal
Series Fund.

- --------
 * Is or will be an "interested" Director, as defined in the Investment Company Act, by reason of his affiliation with PMF, Prudential Securities or Prudential.

                                                                          SHARES OF COMMON
            NAME, AGE, BUSINESS EXPERIENCE DURING               POSITION   STOCK OWNED AT
         THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS            WITH FUND  AUGUST 9, 1996
         -------------------------------------------            --------- ----------------
              CLASS III (TERM EXPIRING IN 1999)
Edward D. Beach (71), President and Director of BMC Fund,        Nominee         0
Inc., a closed-end investment company; prior thereto, Vice         for
Chairman of Broyhill Furniture Industries, Inc.; Certified      Director
Public Accountant; Secretary and Treasurer of Broyhill Family
Foundation, Inc.; Member of the Board of Trustees of Mars Hill
College; President and Director of First Financial Fund, Inc.
and The High Yield Plus Fund, Inc.; President and Director of
Global Utility Fund, Inc.; Director of The Global Government
Plus Fund, Inc., The Global Total Return Fund, Inc.,
Prudential Equity Fund, Inc., Prudential Global Genesis Fund,
Inc., Prudential Government Income Fund, Inc., Prudential
Mortgage Income Fund, Inc., Prudential Multi-Sector Fund,
Inc., Prudential Natural Resources Fund, Inc. and Prudential
Special Money Market Fund Inc.; Trustee of The BlackRock
Government Income Trust, Command Government Fund, Command
Money Fund, Command Tax-Free Fund, Prudential Allocation Fund,
Prudential California Municipal Fund, Prudential Equity Income
Fund, Prudential Municipal Bond Fund and Prudential Municipal
Series Fund.

Eugene C. Dorsey (69), Retired president, Chief Executive       Director         0
Officer and Trustee of the Gannett Foundation (now Freedom
Forum); former Publisher of four Gannett newspapers and Vice
President of Gannett Company; past chairman, Independent
Sector, Washington, D.C. (national coalition of philanthropic organizations); former Chairman of the American Council for
the Arts; Director of the Advisory Board of Chase Manhattan
Bank of Rochester, Prudential Diversified Bond Fund, Inc.,
Prudential Equity Fund, Inc., Prudential Europe Growth Fund,
Inc., Prudential Institutional Liquidity Portfolio, Inc.,
Prudential Jennison Fund, Inc. and Prudential Mortgage Income
Fund,; Trustee of Prudential California Municipal Fund,
Prudential Municipal Series Fund and The Target Portfolio
Trust.

Thomas H. O'Brien (71), President, O'Brien Associates;           Nominee         0
formerly President of Jamaica Water Securities Corp. (February     for
1989-August 1990); Chairman and Chief Executive Officer         Director
(September 1987-February 1989) and Director (September 1987-
August 1990) of Jamaica Water Supply Company; formerly
Director of TransCanada Pipelines U.S.A Ltd. (1984-June 1989);
Director of Ridgewood Savings Bank, Prudential Equity Fund,
Inc., Prudential Mortgage Income Fund, Inc. and Prudential
Government Income Fund, Inc.; Trustee of Hofstra University;
Trustee of Prudential California Municipal Fund and Prudential
Municipal Series Fund.

                                                                              SHARES OF COMMON
            NAME, AGE, BUSINESS EXPERIENCE DURING                 POSITION     STOCK OWNED AT
         THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS              WITH FUND    JULY 26, 1996
         -------------------------------------------            ------------- ----------------
* Richard A. Redeker (53), President, Chief Executive Officer   President and         0
and Director (since October 1993), PMF; Executive Vice            Director
President, Director and Member of the Operating Committee
(since October 1993), Prudential Securities; Director (since
October 1993) of Prudential Securities Group, Inc; formerly
Senior Executive Vice President and Director of Kemper
Financial Services, Inc. (September 1978-September 1993);
Director of The Global Government Plus Fund, Inc., The Global
Total Return Fund, Inc., Global Utility Fund, Inc.; Prudential
Distressed Securities Fund, Inc., Prudential Diversified Bond
Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe
Growth Fund, Inc., Prudential Global Genesis Fund, Inc.,
Prudential Global Limited Maturity Fund, Inc., Prudential
Government Income Fund, Inc., Prudential High Yield Fund,
Inc., Prudential Institutional Liquidity Portfolio, Inc.,
Prudential Intermediate Global Income Fund, Inc., Prudential
Jennison Fund, Inc., Prudential MoneyMart Assets, Inc.,
Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector
Fund, Inc., Prudential National Municipals Fund, Inc.,
Prudential Natural Resources Fund, Inc., Prudential Pacific
Growth Fund, Inc., Prudential Small Companies Fund, Inc.,
Prudential Special Money Market Fund, Inc., Prudential
Structured Maturity Fund, Inc., Prudential Tax-Free Money
Fund, Inc., Prudential Utility Fund, Inc. and Prudential World
Fund, Inc., Trustee of Command Government Fund, Command Money
Fund, Command Tax-Free Fund, Prudential Allocation Fund,
Prudential California Municipal Fund, Prudential Equity Income
Fund, Prudential Government Securities Trust, Prudential
Municipal Bond Fund, Prudential Municipal Series Fund and The
Target Portfolio Trust.**

- --------
 * Is or will be an "interested" Director, as defined in the Investment Company Act, by reason of his affiliation with PMF, Prudential Securities or Prudential.
 ** Mr. Redeker has resigned as President and Chief Executive Officer and Director of PMF effective on or before December 31, 1996. It is anticipated that Mr. Redeker will remain associated with PMF and Prudential and will continue to serve as President of the Funds.

  There were four meetings of the Fund's Board of Directors held during the fiscal year ended August 31, 1996. The Board presently has an Audit Committee. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The members of the Audit Committee are Messrs. Dorsey, Lennox and Shirk and Ms. Smith, the non-affiliated Directors of the Fund. The Audit Committee met twice during the fiscal year ended August 31, 1996. For the fiscal year ending August 31, 1996 no Directors attended fewer than 75% of the total number of meetings of the Board of Directors and all committees of which he or she was a member.

  The executive officers of the Fund, other than as shown above, are S. Jane Rose, Secretary, having held such office since October 1, 1987, Susan C. Cote, Treasurer and Principal Financial and Accounting Officer, having held such office since October 11, 1990, Stephen M. Ungerman, Assistant Treasurer, having held such office since April 11, 1995 and Marguerite E. H. Morrison, Assistant Secretary, having held such office since May 6, 1992. Ms. Rose is 50 years old and is a Senior Vice President and Senior Counsel of PMF and a Senior Vice President and Senior Counsel of Prudential Securities (since July
1992). Prior thereto, she was a Vice President and Associate General Counsel of Prudential Securities. Ms. Cote is 41 years old and is Managing Director, Prudential Investment Advisors and Vice President of Prudential Investment Corporation. Prior thereto she was a Senior Vice President (January 1989-February 1995) of PMF, and a Senior Vice President (January 1992-February
1995) of Prudential Securities. Mr. Ungerman is 43 years old and is First Vice President (since February 1993) of PMF. Prior thereto he was a Senior Tax Manager at Price Waterhouse. Ms. Morrison is 40 years old and is a Vice President and Associate General Counsel of PMF and Prudential Securities. The executive officers of the Fund are elected annually by the Board of Directors.

REQUIRED VOTE

  The nominees receiving the affirmative vote of a majority of the votes cast will be elected directors, provided a quorum is present.

  THE BOARD OF DIRECTORS, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                               (PROPOSAL NO. 2)

  The Board of Directors, including Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending August 31, 1996. The ratification of the selection of independent public accountants is to be voted upon at the Meeting and it is intended that the persons named as proxies in the accompanying Proxy will vote for Price Waterhouse LLP. No representative of Price Waterhouse LLP is expected to be present at the Meeting but a representative will be available to answer any questions or make any statements should any matter arise requiring their presence. Price Waterhouse LLP has informed the Fund that they have no material direct or indirect financial interest in the Fund.

  The policy of the Board of Directors regarding engaging independent accountants' services is that management may engage the Fund's principal independent public accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board of Directors of the Fund receives a report from its Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

  The persons named in the accompanying proxy will vote for ratification of the selection of the Fund's accountants unless contrary instructions are given.

REQUIRED VOTE

  Approval of Proposal No. 2 requires a vote of a majority of the votes cast with respect to Proposal No. 2 at the Meeting, provided a quorum is present.

  THE BOARD OF DIRECTORS, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL NO. 2.

                                 OTHER MATTERS

  No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named as proxies in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

                             SHAREHOLDER PROPOSALS

  A shareholder's proposal intended to be presented at the Annual Meeting of Shareholders of the Fund in 1997 hereinafter called must be received by the Fund on or before April 29, 1997, in order to be included in the Fund's Proxy Statement and form of proxy relating to such meeting.

  Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                          S. Jane Rose
                                          Secretary
Dated: August 23, 1996

  SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                     PROXY

                       THE HIGH YIELD INCOME FUND, INC.
                               ONE SEAPORT PLAZA
                           NEW YORK, NEW YORK 10292

         This Proxy is solicited on behalf of the Board of Directors.

        The undersigned hereby appoints S. Jane Rose, Grace C. Torres and Marguerite E. H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them, to represent and vote, as designated below, all of the shares of common stock of The High Yield Income Fund, Inc. (the Fund) held of record by the undersigned at the Annual Meeting of Shareholders to be held on October 30, 1996, or any adjournment thereof.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" EACH OF THE FOLLOWING PROPOSALS.

        Election of Directors

1.      Nominees: Class I:   Donald D. Lennox, Mendel A. Melzer and Nancy
                             Hays Teeters

                  Class II:  Robert F. Gunia, Harry A. Jacobs, Jr., Thomas T.
                             Mooney and Delayne Dedrick Gold

                  Class III: Edward D. Beach, Eugene C. Dorsey, Thomas H.
                             O'Brien and Richard A. Redeker.

2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending August 31, 1996.

3. To transact such other business as may properly come before the meeting and any adjournment thereof.

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.

YOUR VOTE IS IMPORTANT!     PROXY SERVICES, PO. BOX 550, NEW YORK, NY 10013-05

To Our Clients:

The enclosed proxy material pertains to shares we hold in your account in "Street" name (that is, not registered in your name). As the holder of record, only we can vote these shares at the stockholders' meeting.

To allow us to vote your shares in accordance with your direction, please indicate your instructions on the enclosed proxy, sign it and return it to us in the enclosed self-addressed stamped envelope. The Exchange rules state that if your instructions are not received by the tenth day before the meeting, the proxy may be voted at our discretion. If you are unable to return the proxy by that date, you may still communicate your instructions by contacting your financial advisor. As long as we receive your instructions prior to the stockholders' meeting, we will follow them, even if your discretionary vote has already been given.

If you sign without otherwise marking the form, the shares will be voted as recommended by management on the meeting agenda. If you wish to attend the meeting in person or have a legal proxy covering your shares, please contact your financial advisor.